Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2013 SECOND QUARTER

--Acquisition Transition on Track; Record Sales and Profits for Rotating Electrical Segment --

LOS ANGELES, CA – December 18, 2012 – Motorcar Parts of America, Inc.
(Nasdaq: MPAA) today reported results for its fiscal 2013 second quarter ended September 30, 2012 – reflecting record results for its rotating electrical business and continued progress in the undercar product line transition, which is expected to be completed by May 2013.

Net sales for the fiscal 2013 second quarter increased to $111.6 million from $107.6 million for the same period last year.  As anticipated, due to the operating losses of the company’s undercar product line segment as the transition and turnaround continues, the company reported a consolidated net loss for the fiscal 2013 second quarter of $8.9 million, or $0.62 per share, compared with a consolidated net loss of $5.4 million, or $0.44 per share, for the comparable period a year earlier.  Excluding certain undercar-related transition and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, results for the fiscal 2013 second quarter on a consolidated basis would have been a net income of $358,000, or $0.02 per share.

For the fiscal 2013 second quarter, net income for the rotating electrical segment more than doubled to $6.5 million from $3.0 million for the prior year second quarter.  Operating income for the rotating electrical segment increased to $13.5 million for the fiscal 2013 second quarter compared with $5.5 million a year ago.  On a non-GAAP adjusted basis, EBITDA for the company’s rotating electrical segment was $14.0 million compared with $8.8 million for the same period a year earlier.

Consolidated gross profit for the fiscal 2013 second quarter was $16.7 million compared with $15.0 million for the same period a year ago.  Gross profit as a percentage of net sales for the fiscal 2013 second quarter was 15.0 percent compared with 13.9 percent in the same quarter a year ago.

Net sales for the fiscal 2013 six-month period increased 12.6 percent to $200.7 million from $178.1 million for the same period last year.  As anticipated, due to the operating losses of the company’s undercar product line segment as the transition and turnaround continues, the company reported a consolidated net loss for the fiscal 2013 six-month period of $18.8 million, or $1.32 per share, compared with a consolidated net loss of $13.7 million, or $1.11 per share, for the comparable period a year earlier.  Excluding certain undercar-related transition and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, results for the fiscal 2013 six-month period on a consolidated basis would have been a net loss of $3.8 million, or $0.27 per share.

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Motorcar Parts of America, Inc.
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 For the fiscal 2013 six-month period, net income for the rotating electrical segment was $8.9 million compared to $5.3 million for the prior year period.  Operating income for the rotating electrical segment almost doubled to $20.2 million for the fiscal 2013 six-month period compared with $10.3 million a year ago.  On a non-GAAP adjusted basis, EBITDA for the company’s rotating electrical segment was $21.8 million compared with $15.4 million for the same period a year earlier.

Consolidated gross profit for the fiscal 2013 six months was $28.8 million compared with $22.0 million for the same period a year ago. Gross profit as a percentage of net sales for the same period was 14.4 percent compared with 12.4 percent in the same quarter a year ago.

“Results for the quarter and six months reflect continued progress in our transition of the company’s undercar segment, highlighted by exiting the third-party operated distribution center, significant cost reductions and the successful integration of accounting to the ERP system located at corporate headquarters in Torrance, California to enhance timely financial reporting moving forward,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts.

“Customer service and product quality remain the cornerstone of our organization, and we are gratified by the extraordinary commitment and contributions of our employees,” Joffe emphasized.

Use of EBITDA

EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing and acquisition-related costs.  EBITDA is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as alternative to net cash from operating activities as a measure of liquidity.  EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of net income (loss) attributable to common shareholders to EBITDA, see the financial tables included in this press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Tuesday, December 25, 2012 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 78053906.

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Motorcar Parts of America, Inc.
3-3-3

About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer of alternators and starters utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. The company also offers a broad line of under-the-car products – including brake, steering and clutch components.  Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico and Malaysia, and administrative offices located in California, Tennessee, Mexico, Canada, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in September 2012 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

#      #      #

(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

Net sales	$111,632,000	$107,616,000	$200,655,000	$178,126,000
Cost of goods sold	94,911,000	92,637,000	171,820,000	156,114,000
Gross profit	16,721,000	14,979,000	28,835,000	22,012,000
Operating expenses:
General and administrative	11,193,000	11,309,000	22,757,000	19,618,000
Sales and marketing	3,904,000	3,197,000	7,443,000	5,650,000
Research and development	461,000	401,000	897,000	817,000
Acquisition costs	-	309,000	-	713,000
Total operating expenses	15,558,000	15,216,000	31,097,000	26,798,000
Operating income (loss)	1,163,000	(237,000)	(2,262,000)	(4,786,000)
Interest expense, net	6,162,000	3,389,000	11,246,000	5,303,000
Loss before income tax expense	(4,999,000)	(3,626,000)	(13,508,000)	(10,089,000)
Income tax expense	3,934,000	1,813,000	5,287,000	3,655,000
Net loss	$(8,933,000)	$(5,439,000)	$(18,795,000)	$(13,744,000)
Basic net loss per share	$(0.62)	$(0.44)	$(1.32)	$(1.11)
Diluted net loss per share	$(0.62)	$(0.44)	$(1.32)	$(1.11)
Weighted average number of shares outstanding:
Basic	14,456,921	12,451,600	14,192,235	12,367,030
Diluted	14,456,921	12,451,600	14,192,235	12,367,030

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2012	March 31, 2012
ASSETS	(Unaudited)
Current assets:
Cash	$32,328,000	$32,617,000
Short-term investments	368,000	342,000
Accounts receivable — net	21,829,000	20,036,000
Inventory— net	82,731,000	95,071,000
Inventory unreturned	9,318,000	9,819,000
Deferred income taxes	3,638,000	3,793,000
Prepaid expenses and other current assets	5,596,000	6,553,000
Total current assets	155,808,000	168,231,000
Plant and equipment — net	12,892,000	12,738,000
Long-term core inventory — net	192,902,000	194,406,000
Long-term core inventory deposit	27,226,000	26,939,000
Long-term deferred income taxes	2,147,000	1,857,000
Goodwill	68,356,000	68,356,000
Intangible assets — net	21,399,000	22,484,000
Other assets	8,217,000	6,887,000
TOTAL ASSETS	$488,947,000	$501,898,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$116,830,000	$126,100,000
Accrued liabilities	23,749,000	19,379,000
Customer finished goods returns accrual	22,647,000	21,695,000
Other current liabilities	4,831,000	2,331,000
Current portion of term loan	1,700,000	500,000
Current portion of capital lease obligations	306,000	414,000
Total current liabilities	170,063,000	170,419,000
Term loan, less current portion	92,746,000	84,500,000
Revolving loan	42,089,000	48,884,000
Deferred core revenue	10,226,000	9,775,000
Customer core returns accrual	102,445,000	113,702,000
Other liabilities	2,779,000	751,000
Capital lease obligations, less current portion	124,000	248,000
Total liabilities	420,472,000	428,279,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized; 14,471,321 and 12,533,821 shares issued; 14,456,921 and 12,519,421 outstanding at September 30, 2012 and March 31, 2012, respectively	145,000	125,000
Treasury stock, at cost, 14,400 shares of common stock at September 30, 2012 and March 31, 2012, respectively	(89,000)	(89,000)
Additional paid-in capital	114,489,000	98,627,000
Additional paid-in capital-warrant	-	1,879,000
Accumulated other comprehensive loss	(1,236,000)	(884,000)
Accumulated deficit	(44,834,000)	(26,039,000)
Total shareholders' equity	68,475,000	73,619,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$488,947,000	$501,898,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release or in the webcast to discuss the Company's financial results for the second quarter of fiscal year 2013. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Beginning with the first quarter of fiscal year 2012, the Company has begun providing segment information.  The two segments are defined as rotating electrical and acquired Fenco products now referred to as the undercar segment. Currently all corporate expenses are included under the rotating electrical segment.  Income statement information relating to the Company’s reportable segments for the three months and six months ended September 30, 2012 is as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three months ended September 30, 2012 (Unaudited)

								Adjusted
	Rotating	Undercar			As Reported	Adjustment		Consolidated
Income statement	Electrical	Product Line	(1)	Eliminations	Consolidated	(Non-GAAP)	(3)	(Non-GAAP)

Net sales	$57,652,000	$53,980,000		$-	$111,632,000	$1,317,000	(4)	$112,949,000
Cost of goods sold	37,556,000	57,355,000		-	94,911,000	(2,754,000)	(5)	92,157,000
Gross profit (loss)	20,096,000	(3,375,000)		-	16,721,000	4,071,000		20,792,000
Gross margin	34.9%	-6.3%	(2)		15.0%			18.4%
Operating expenses:
General and administrative	4,392,000	6,801,000		-	11,193,000	(3,247,000)	(6)	7,946,000
Sales and marketing	1,724,000	2,180,000		-	3,904,000	(747,000)	(7)	3,157,000
Research and development	461,000	-		-	461,000			461,000
Total operating expenses	6,577,000	8,981,000		-	15,558,000	(3,994,000)		11,564,000
Operating income (loss)	13,519,000	(12,356,000)		-	1,163,000	8,065,000		9,228,000
Interest expense	3,093,000	3,069,000		-	6,162,000	-	(8)	6,162,000	(B)
Income (loss) before income tax expense	10,426,000	(15,425,000)		-	(4,999,000)	8,065,000		3,066,000
Income tax expense	3,923,000	11,000		-	3,934,000	(431,000)	(9)	3,503,000	(B)
Net income (loss)	$6,503,000	$(15,436,000)		$-	$(8,933,000)	$8,496,000		$(437,000)	(A)
Undercar product lines not supported						795,000	(10)	795,000
Net income (loss) - Adjusted						$9,291,000		$358,000

Diluted net income (loss) per share					$(0.62)	$0.59		$(0.03)
Undercar product lines not supported						$0.05	(10)	$0.05
Diluted net income (loss) per share - Adjusted						$0.64		$0.02
Weighted average number of shares outstanding:
Diluted					14,456,921	14,456,921		14,456,921
Depreciation and amortization								1,342,000	(B)
Adjusted EBITDA - Sum of (A) and (B)								$10,570,000
Undercar product lines not supported								795,000
Adjusted EBITDA total								$11,365,000

(1) The total of contractual customer penalties/unique customer allowances, third-party warehouse exit termination fees, severance, unusual freight expenses, acquisition-related general and administrative expenses including financing and other professional fees, intersegment interest expense and product lines not supported has an EPS impact of $0.71 for the Undercar product line segment.
(2) The total of contractual customer penalties/unique customer allowances, third-party warehouse exit termination fees, severance and unusual freight expenses has a gross profit margin impact of 7.6% for the Undercar product line segment.  Adjusted further for the impact on gross margins from the loss from Undercar product lines not supported of 1.5%, total gross margin would have been 2.8% for the Undercar product line segment.
(3) See following Exhibits for detailed segment analysis of results of operations.

	Rotating	Undercar	Total
	Electrical	Product Line
(4) Contractual customer penalties/unique customer allowances		1,317,000	1,317,000
(5) Third-Party warehouse exit termination fees		1,402,000	1,402,000
Severance		1,272,000	1,272,000
Unusual freight expenses		80,000	80,000
Total		2,754,000	2,754,000
(6) Financing, severance, professional and other fees	300,000	3,445,000	3,745,000
Mark-to-market (gain)/loss	(498,000)		(498,000)
Total	(198,000)	3,445,000	3,247,000
(7) Severance		747,000	747,000
(8) Intersegment interest income for the rotating electrical segment and intersegment interest expense for the Undercar product line segment is $1,273,000.
(9) Tax effected for Rotating Electrical at 39% tax rate and Undercar product line at 0% tax rate after further adjusting for intercompany interest income and expense.
(10) Certain Undercar product lines not supported resulted in a loss for the period from July 1, 2012 to September 30, 2012 of $795,000 - ($0.05) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Six months ended September 30, 2012 (Unaudited)
								Adjusted
	Rotating	Undercar			As Reported	Adjustment		Consolidated
Income statement	Electrical	Product Line	(1)	Eliminations	Consolidated	(Non-GAAP)	(3)	(Non-GAAP)

Net sales	$104,451,000	$96,204,000		$-	$200,655,000	$3,382,000	(4)	$204,037,000
Cost of goods sold	69,536,000	102,284,000		-	171,820,000	(2,799,000)	(5)	169,021,000
Gross profit (loss)	34,915,000	(6,080,000)		-	28,835,000	6,181,000		35,016,000
Gross margin	33.4%	-6.3%	(2)		14.4%			17.2%
Operating expenses:
General and administrative	10,306,000	12,451,000		-	22,757,000	(5,972,000)	(6)	16,785,000
Sales and marketing	3,496,000	3,947,000		-	7,443,000	(747,000)	(7)	6,696,000
Research and development	897,000	-		-	897,000	-		897,000
Total operating expenses	14,699,000	16,398,000		-	31,097,000	(6,719,000)		24,378,000
Operating income (loss)	20,216,000	(22,478,000)		-	(2,262,000)	12,900,000		10,638,000
Interest expense	5,989,000	5,257,000		-	11,246,000	-	(8)	11,246,000	(B)
Income (loss) before income tax expense	14,227,000	(27,735,000)		-	(13,508,000)	12,900,000		(608,000)
Income tax expense	5,357,000	(70,000)		-	5,287,000	(599,000)	(9)	4,688,000	(B)
Net income (loss)	$8,870,000	$(27,665,000)		$-	$(18,795,000)	$13,499,000		$(5,296,000)	(A)
Undercar product lines not supported						1,506,000	(10)	1,506,000
Net income (loss) - Adjusted						$15,005,000		$(3,790,000)

Diluted net income (loss) per share					$(1.32)	$0.95		$(0.37)
Undercar product lines not supported						$0.11	(10)	$0.11
Diluted net income (loss) per share - Adjusted						$1.06		$(0.27)
Weighted average number of shares outstanding:
Diluted					14,192,235	14,192,235		14,192,235
Depreciation and amortization								2,728,000	(B)
Adjusted EBITDA - Sum of (A) and (B)								$13,366,000
Undercar product lines not supported								1,506,000
Adjusted EBITDA total								$14,872,000

(1) The total of contractual customer penalties/unique customer allowances, third-party warehouse exit termination fees, severance, unusual freight expenses, acquisition-related general and administrative expenses including financing and other professional fees, intersegment interest expense and product lines not supported has an EPS impact of $1.16 for the Undercar product line segment.
(2) The total of contractual customer penalties/unique customer allowances, third-party warehouse exit termination fees, severance and unusual freight expenses has a gross profit margin impact of 6.4% for the Undercar product line segment. Adjusted further for the impact on gross margins from the loss from Undercar product lines not supported of 1.5%, total gross margin would have been 1.6% for the Undercar product line segment.
(3) See following Exhibits for detailed segment analysis of results of operations.

	Rotating	Undercar
	Electrical	Product Line	Total
(4) Contractual customer penalties/unique customer allowances	-	3,382,000	3,382,000
(5) Third-party warehouse exit termination fees	-	1,402,000	1,402,000
Severance	-	1,272,000	1,272,000
Unusual freight expenses	-	125,000	125,000
Total	-	2,799,000	2,799,000
(6) Financing, severance, professional and other fees	539,000	5,831,000	6,370,000
Mark-to-market (gain)/loss	(398,000)	-	(398,000)
Total	141,000	5,831,000	5,972,000
(7) Severance	-	747,000	747,000
(8) Intersegment interest income for the rotating electrical segment and intersegment interest expense for the Undercar product line segment is $2,168,000.
(9) Tax effected for Rotating Electrical at 39% tax rate and Undercar product line at 0% tax rate after further adjusting for intercompany interest income and expense.
(10) Certain Undercar product lines not supported resulted in a loss for the period from April 1, 2012 to September 30, 2012 of $1,506,000 - ($0.11) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three months ended September 30, 2012 (Unaudited)
				Adjusted
	As Reported			Undercar
	Undercar	Adjustment		Product Line
Income statement	Product Line	(Non-GAAP)	(1)	(Non-GAAP)

Net sales	$53,980,000	$1,317,000	(3)	$55,297,000
Cost of goods sold	57,355,000	(2,754,000)	(4)	54,601,000
Gross profit (loss)	(3,375,000)	4,071,000		696,000
Gross margin	-6.3%			1.3%	(2)
Operating expenses:
General and administrative	6,801,000	(3,445,000)	(5)	3,356,000
Sales and marketing	2,180,000	(747,000)	(6)	1,433,000
Total operating expenses	8,981,000	(4,192,000)		4,789,000
Operating income (loss)	(12,356,000)	8,263,000		(4,093,000)
Interest expense	3,069,000	(1,273,000)	(7)	1,796,000	(B)
Income (loss) before income tax expense	(15,425,000)	9,536,000		(5,889,000)
Income tax expense	11,000	-	(8)	11,000	(B)
Net income (loss)	$(15,436,000)	$9,536,000		$(5,900,000)	(A)
Undercar product lines not supported				795,000	(9)
Net income (loss) - Adjusted				$(5,105,000)

Diluted net income (loss) per share				$(0.41)
Undercar product lines not supported				$0.05	(9)
Diluted net income (loss) per share - Adjusted				$(0.35)
Weighted average number of shares outstanding:
Diluted				14,456,921
Depreciation and amortization				638,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$(3,455,000)
Undercar product lines not supported				795,000
Adjusted EBITDA total				$(2,660,000)

(1) The total of contractual customer penalties/unique customer allowances, third-party warehouse exit termination fees, severance, unusual freight expenses, acquisition-related general and administrative expenses including financing and other professional fees, intersegment interest expense and product lines not supported has an EPS impact of $0.71 for the Undercar product line segment.
(2) The total of contractual customer penalties/unique customer allowances, third-party warehouse exit termination fees, severance and unusual freight expenses has a gross profit margin impact of 7.6% for the Undercar product line segment. Adjusted further for the impact on gross margins from the loss from Undercar product lines not supported of 1.5%, total gross margin would have been 2.8% for the Undercar product line segment.
(3) Contractual customer penalties/unique customer allowances	1,317,000
(4) Third-party warehouse exit termination fees	1,402,000
Severance	1,272,000
Unusual freight expenses	80,000
Total	2,754,000
(5) Financing, severance, professional and other fees	3,445,000
(6) Severance	747,000
(7) Intersegment interest expense for the Undercar product line segment is $1,273,000.
(8) Tax effected for Undercar product line at 0% tax rate.
(9) Certain Undercar product lines not supported resulted in a loss for the period from July 1, 2012 to September 30, 2012 of $795,000 - ($0.05) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Three months ended September 30, 2012 (Unaudited)
				Adjusted
	As Reported			Undercar
	Undercar	Adjustment		Product Line
Income statement	Product Line	(Non-GAAP)	(1)	(Non-GAAP)

Net sales	$96,204,000	$3,382,000	(3)	$99,586,000
Cost of goods sold	102,284,000	(2,799,000)	(4)	99,485,000
Gross profit (loss)	(6,080,000)	6,181,000		101,000
Gross margin	-6.3%			0.1%	(2)
Operating expenses:
General and administrative	12,451,000	(5,831,000)	(5)	6,620,000
Sales and marketing	3,947,000	(747,000)	(6)	3,200,000
Total operating expenses	16,398,000	(6,578,000)		9,820,000
Operating income (loss)	(22,478,000)	12,579,000		(9,719,000)
Interest expense	5,257,000	(2,168,000)	(7)	3,089,000	(B)
Income (loss) before income tax expense	(27,735,000)	14,927,000		(12,808,000)
Income tax expense	(70,000)	-	(8)	(70,000)	(B)
Net income (loss)	$(27,665,000)	$14,927,000		$(12,738,000)	(A)
Undercar product lines not supported				1,506,000	(9)
Net income (loss) - Adjusted				$(11,232,000)

Diluted net income (loss) per share				$(0.90)
Undercar product lines not supported				$0.11	(9)
Diluted net income (loss) per share - Adjusted				$(0.79)
Weighted average number of shares outstanding:
Diluted				14,192,235
Depreciation and amortization				1,289,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$(8,430,000)
Undercar product lines not supported				1,506,000
Adjusted EBITDA total				$(6,924,000)

(1) The total of contractual customer penalties/unique customer allowances, third-party warehouse exit termination fees, severance, unusual freight expenses, acquisition-related general and administrative expenses including financing and other professional fees, intersegment interest expense and product lines not supported has an EPS impact of $0.71 for the Undercar product line segment.
(2) The total of contractual customer penalties/unique customer allowances, third-party warehouse exit termination fees, severance and unusual freight expenses has a gross profit margin impact of 7.6% for the Undercar product line segment. Adjusted further for the impact on gross margins from the loss from Undercar product lines not supported of 1.5%, total gross margin would have been 2.8% for the Undercar product line segment.
(3) Contractual customer penalties/unique customer allowances	3,382,000
(4) Third-party warehouse exit termination fees	1,402,000
Severance	1,272,000
Unusual freight expenses	125,000
Total	2,799,000
(5) Financing, severance, professional and other fees	5,813,000
(6) Severance	747,000
(7) Intersegment interest expense for the Undercar product line segment is $2,168,000.
(8) Tax effected for Undercar product line at 0% tax rate.
(9) Certain Undercar product lines not supported resulted in a loss for the period from April 1, 2012 to September 30, 2012 of $1,506,000 - ($0.11) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three months ended September 30, 2011 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$57,652,000	$-		$57,652,000
Cost of goods sold	37,556,000	-		37,556,000
Gross profit	20,096,000	-		20,096,000
Gross margin	34.9%			34.9%
Operating expenses:
General and administrative	4,392,000	198,000	(1)	4,590,000
Sales and marketing	1,724,000	-		1,724,000
Research and development	461,000	-		461,000
Total operating expenses	6,577,000	198,000		6,775,000
Operating income	13,519,000	(198,000)		13,321,000
Interest expense	3,093,000	1,273,000	(2)	4,366,000	(B)
Income before income tax expense	10,426,000	(1,471,000)		8,955,000
Income tax expense	3,923,000	(431,000)	(3)	3,492,000	(B)
Net income	$6,503,000	$(1,040,000)		$5,463,000	(A)

Diluted net income per share				$0.39
Weighted average number of shares outstanding:
Diluted				14,139,628	(4)
Depreciation and amortization				704,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$14,025,000

(1) Financing and other fees	300,000
Mark-to-market (gain)/loss	(498,000)
Total	(198,000)
(2) Intersegment interest expense for the Undercar product line segment is $1,273,000.
(3) Tax effected for Rotating Electrical at 39% tax rate.
(4) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Six months ended September 30, 2012 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$104,451,000	$-		$104,451,000
Cost of goods sold	69,536,000	-		69,536,000
Gross profit	34,915,000	-		34,915,000
Gross margin	33.4%			33.4%
Operating expenses:
General and administrative	10,306,000	(141,000)	(1)	10,165,000
Sales and marketing	3,496,000	-		3,496,000
Research and development	897,000	-		897,000
Total operating expenses	14,699,000	(141,000)		14,558,000
Operating income	20,216,000	141,000		20,357,000
Interest expense	5,989,000	2,168,000	(2)	8,157,000	(B)
Income before income tax expense	14,227,000	(2,027,000)		12,200,000
Income tax expense	5,357,000	(599,000)	(3)	4,758,000	(B)
Net income	$8,870,000	$(1,428,000)		$7,442,000	(A)

Diluted net income per share				$0.54
Weighted average number of shares outstanding:
Diluted				13,888,715	(4)
Depreciation and amortization				1,439,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$21,796,000

(1) Financing and other fees	539,000
Mark-to-market (gain)/loss	(398,000)
Total	141,000
(2) Intersegment interest expense for the Undercar product line segment is $2,168,000.
(3) Tax effected for Rotating Electrical at 39% tax rate.
(4) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three months ended September 30, 2011 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$46,573,000	$(836,000)	(1)	$45,737,000
Cost of goods sold	31,482,000	-		31,482,000
Gross profit	15,091,000	(836,000)		14,255,000
Gross margin	32.4%			31.2%
Operating expenses:
General and administrative	7,004,000	(2,911,000)	(2)	4,093,000
Sales and marketing	1,897,000	(96,000)	(3)	1,801,000
Research and development	401,000	-		401,000
Acquisition costs	309,000	(309,000)	(4)	-
Total operating expenses	9,611,000	(3,316,000)		6,295,000
Operating income	5,480,000	2,480,000		7,960,000
Interest expense	734,000	676,000	(5)	1,410,000	(B)
Income before income tax expense	4,746,000	1,804,000		6,550,000
Income tax expense	1,720,000	835,000	(6)	2,555,000	(B)
Net income	$3,026,000	$969,000		$3,995,000	(A)

Diluted net income per share				$0.32
Weighted average number of shares outstanding:
Diluted				12,452,770	(7)
Depreciation and amortization				889,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$8,849,000

(1) Intersegment revenue, net of cost of goods sold	836,000
(2) Fenco, financing, professional and other fees	1,112,000
Mark-to-market (gain)/loss	1,799,000
Total	2,911,000
(3) Fenco related sales and marketing expenses	96,000
(4) Fenco related acquisition costs	309,000
(5) Intersegment interest expense for the Undercar product line segment is $676,000.
(6) Tax effected for Rotating Electrical at 39% tax rate.
(7) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 8

	Six months ended September 30, 2011 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$86,365,000	$(1,612,000)	(1)	$84,753,000
Cost of goods sold	58,518,000	-		58,518,000
Gross profit	27,847,000	(1,612,000)		26,235,000
Gross margin	32.2%			31.0%
Operating expenses:
General and administrative	12,314,000	(4,087,000)	(2)	8,227,000
Sales and marketing	3,731,000	(126,000)	(3)	3,605,000
Research and development	817,000	-		817,000
Acquisition costs	713,000	(713,000)	(4)	-
Total operating expenses	17,575,000	(4,926,000)		12,649,000
Operating income	10,272,000	3,314,000		13,586,000
Interest expense	1,505,000	945,000	(5)	2,450,000	(B)
Income before income tax expense	8,767,000	2,369,000		11,136,000
Income tax expense	3,515,000	829,000	(6)	4,343,000	(B)
Net income	$5,252,000	$1,540,000		$6,793,000	(A)

Diluted net income per share				$0.54
Weighted average number of shares outstanding:
Diluted				12,573,725	(7)
Depreciation and amortization				1,777,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$15,363,000

(1) Intersegment revenue, net of cost of goods sold	1,612,000
(2) Fenco, financing, professional and other fees	2,200,000
Mark-to-market (gain)/loss	1,887,000
Total	4,087,000
(3) Fenco related sales and marketing expenses	126,000
(4) Fenco related acquisition costs	713,000
(5) Intersegment interest expense for the Undercar product line segment is $945,000.
(6) Tax effected for Rotating Electrical at 39% tax rate.
(7) Excludes the impact of 289,180 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.